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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 26, 2011

BERRY PLASTICS CORPORATION (Exact name of Registrant as specified in its charter)
Delaware (State of Incorporation)	033-75706-01 (Commission File Numbers)	35-1814673 (I.R.S. Employer Identification No.)

101 Oakley Street Evansville, Indiana (Address of principal executive offices)	(Zip Code) 47710

(812) 424-2904 (Registrant’s telephone number, including area code)
N.A. (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Additional Guarantors

Exact Name	Jurisdiction of Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.	Name, Address and Telephone Number of Principal Executive Offices
Aerocon, LLC	Delaware	3089	35-1948748	(a)
Berry Iowa, LLC	Delaware	3089	42-1382173	(a)
Berry Plastics Design, LLC	Delaware	3089	62-1689708	(a)
Berry Plastics Technical Services, Inc.	Delaware	3089	57-1029638	(a)
Berry Sterling Corporation	Delaware	3089	54-1749681	(a)
CPI Holding Corporation	Delaware	3089	34-1820303	(a)
Knight Plastics, LLC	Delaware	3089	35-2056610	(a)
Packerware, LLC	Delaware	3089	48-0759852	(a)
Pescor, Inc.	Delaware	3089	74-3002028	(a)
Poly-Seal, LLC	Delaware	3089	52-0892112	(a)
Venture Packaging, Inc.	Delaware	3089	51-0368479	(a)
Venture Packaging Midwest, Inc.	Delaware	3089	34-1809003	(a)
Berry Plastics Acquisition Corporation III	Delaware	3089	37-1445502	(a)
Berry Plastics Opco, Inc.	Delaware	3089	30-0120989	(a)
Berry Plastics Acquisition Corporation V	Delaware	3089	36-4509933	(a)
Berry Plastics Acquisition Corporation VIII	Delaware	3089	32-0036809	(a)
Berry Plastics Acquisition Corporation IX	Delaware	3089	35-2184302	(a)
Berry Plastics Acquisition Corporation X	Delaware	3089	35-2184301	(a)
Berry Plastics Acquisition Corporation XI	Delaware	3089	35-2184300	(a)
Berry Plastics Acquisition Corporation XII	Delaware	3089	35-2184299	(a)
Berry Plastics Acquisition Corporation XIII	Delaware	3089	35-2184298	(a)
Berry Plastics Acquisition Corporation XV, LLC	Delaware	3089	35-2184293	(a)
Kerr Group, LLC	Delaware	3089	95-0898810	(a)
Saffron Acquisition, LLC	Delaware	3089	94-3293114	(a)
Setco, LLC	Delaware	3089	56-2374074	(a)
Sun Coast Industries, LLC	Delaware	3089	59-1952968	(a)
Cardinal Packaging, Inc.	Ohio	3089	34-1396561	(a)
Covalence Specialty Adhesives LLC	Delaware	2672	20-4104683	(a)
Covalence Specialty Coatings LLC	Delaware	2672	20-4104683	(a)
Caplas LLC	Delaware	3089	20-3888603	(a)
Caplas Neptune, LLC	Delaware	3089	20-5557864	(a)
Captive Plastics Holdings, LLC	Delaware	3089	20-1290475	(a)
Captive Plastics, LLC	Delaware	3089	22-1890735	(a)
Grafco Industries Limited Partnership	Maryland	3089	52-1729327	(a)
Rollpak Corporation	Indiana	3089	35-1582626	(a)
Pliant, LLC	Delaware	2673	43-2107725	(a)
Pliant Corporation International	Utah	2673	87-0473075	(a)
Uniplast Holdings, LLC	Delaware	2673	13-3999589	(a)
Uniplast U.S., Inc.	Delaware	2673	04-3199066	(a)
Berry Plastics SP, Inc.	Virginia	3089	52-1444795	(a)
Berry Plastics Filmco, Inc.	Delaware	3089	34-1848686	(a)
BPRex Closure Systems, LLC	Delaware	3089	27-4588544	(a)
BPRex Closures, LLC	Delaware	3089	27-4579074	(a)
BPRex Delta, Inc.	Delaware	3089	71-0725503	(a)
BPRex Closures Kentucky, Inc.	Delaware	3089	56-2209554	(a)
(a)  101 Oakley Street, Evansville, IN 47710

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Berry Plastics Corporation (the "Registrant") has received the resignation of Mr. Ira G. Boots as Director of Berry Plastics Group, Inc. (“Parent”), the parent company of Registrant, effective October 26, 2011. Mr. Boots will continue to serve in a consulting role for the Registrant in accordance with the terms of a letter agreement he entered into with Registrant, dated September 30, 2010, previously filed by Registrant on From 8-K on October 6, 2010.

On October 26, 2011, Mr. Evan Bayh was appointed as a director of Parent.  In accordance with the Registrant's non-employee director compensation policy, Mr. Bayh will receive compensation of $12,500 per quarter plus $2,000 for each meeting attended and he will be reimbursed for out-of-pocket expenses incurred in connection with his duties as a director.  In addition, Mr. Bayh will be granted a vested option to purchase 2,000 shares of common stock of Parent with an exercise price equal to the fair market value of such stock as the date of such grant.

Item 9.01                       Financial Statements and Exhibits.

 (d)  Exhibits.

The following exhibits are filed herewith.

Exhibit No.	Description
99.1	Press Release dated October 27, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERRY PLASTICS CORPORATION

Date: October 28, 2011	By:	/s/ Jeffrey D. Thompson
Name: Jeffrey D. Thompson Title: Executive Vice President, General Counsel

EXHIBIT INDEX

The following exhibits are filed herewith.

Exhibit No.	Description
99.1	Press Release dated October 27, 2011